Credit Facility and Long-term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Credit Facility and Long-term Debt	Credit Facility and Long-term Debt
In the normal course of its operations, the Company enters into agreements with financial institutions to obtain financing through secured and unsecured credit facilities.
Credit Agreement. On December 1, 2021, Aspen Holdings and certain of its direct or indirect subsidiaries (collectively, the “Borrowers”) entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) with various lenders and Barclays Bank plc, as administrative agent, which amends and restates the Amended and Restated Credit Agreement, dated as of June 12, 2013 and the Second Amended and Restated Credit Agreement, dated as of March 27, 2017, among Aspen Holdings, certain subsidiaries thereof, various lenders and Barclays Bank plc, as administrative agent. The Credit Agreement will be used by the Borrowers to finance the working capital needs of the Aspen Holdings and its subsidiaries, for letters of credit in connection with the insurance and reinsurance businesses of the Company and its subsidiaries and borrowings for other general corporate purposes. Initial availability under the Credit Agreement is $300,000,000 and the Company has the right to request (subject to the terms and conditions of the Credit Agreement) an increase to the credit facility by up to $100,000,000. The Credit Agreement will expire on December 1, 2026.
As at December 31, 2021, $100,000,000 in borrowings were outstanding under the Credit Agreement. The fees and interest rates on the loans and the fees on the letters of credit payable by the Borrowers under the Credit Agreement are based upon the credit ratings for the Company’s long-term unsecured senior, non-credit enhanced debt rating of the Company, as determined by S&P and Moody’s. In addition, the fees for a letter of credit vary based upon whether the applicable Borrower has provided collateral (in the form of cash or qualifying debt securities) to secure its reimbursement obligations with respect to such letter of credit.
Under the Credit Agreement, the Company must not permit (a) consolidated tangible net worth as at the last day of each fiscal quarter of the Company to be less than the sum of (i) $2,019,600,000, (ii) 25% of consolidated net income during the period from January 1, 2021 to and including such last day of such fiscal quarter (if positive) and (iii) 25% of the aggregate net cash proceeds of all issuances by the Company of shares of its capital stock during the period from January 1, 2021 to and including such last day of such fiscal quarter, (b) the ratio of its total consolidated debt to the sum of such debt plus our consolidated tangible net worth to exceed 35% as at the last day of any fiscal quarter of the Company or (c) any material insurance subsidiary to have a financial strength rating of less than “B++” from A.M. Best. The Credit Agreement contains other customary affirmative and negative covenants, including (subject to various exceptions) restrictions on the ability of the Company and its subsidiaries to incur indebtedness, create or permit liens on their assets, engage in mergers or consolidations, dispose of assets, pay dividends or other distributions, purchase or redeem the Company’s equity securities, make investments and enter into transactions with affiliates. In addition, the Credit Agreement has customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control and cross-default to other debt agreements.
Other Credit Facilities.
(i)    On June 26, 2020, Aspen Bermuda and Citibank Europe plc (“Citi Europe”) amended the committed letter of credit facility, dated July 30, 2012, as amended with effect on June 30, 2014, June 30, 2016, June 30, 2018 and September 20, 2019 (the “LOC Facility”). The latest amendment to the LOC Facility extends the term to June 30, 2022. The maximum aggregate amount available under the LOC Facility is $500.0 million. Under the LOC Facility, Aspen Bermuda will pay to Citi Europe (a) a letter of credit fee based on the available amounts of each letter of credit and (b) a commitment fee, which varies based upon usage, on the unutilized portion of the LOC Facility. Aspen Bermuda will also pay interest on the amount drawn by any beneficiary under the LOC Facility at a rate per annum of LIBOR plus 1%  (plus reserve asset costs, if any) from the date of drawing until the date of reimbursement by Aspen Bermuda. In addition, Aspen Bermuda and Citi Europe entered into an uncommitted letter of credit facility whereby Aspen Bermuda has the ability to request letters of credit under this facility subject to the prior approval of Citi Europe. The fee associated with the uncommitted facility is a letter of credit fee based on the available amounts of each letter of credit issued under the uncommitted facility. Both the LOC Facility and the uncommitted facility are used to secure obligations of Aspen Bermuda to its policyholders. In addition to these facilities, we also use regulatory trusts to secure our obligations to policyholders.
The terms of a pledge agreement between Aspen Bermuda and Citi Europe (pursuant to an assignment agreement dated October 11, 2006) dated January 17, 2006, as amended, were also amended on December 18, 2014 to change the types of securities or other assets that are acceptable as collateral under the New LOC Facility. All other agreements relating to Aspen Bermuda’s LOC Facility, which now apply to the LOC Facility with Citi Europe, as previously filed with the SEC, remain in full force and effect. As at December 31, 2021, we had $452.4 million of outstanding collateralized letters of credit under the LOC Facility (December 31, 2020 — $444.2 million).

(ii)    On February 7, 2019, Aspen European and Aspen Holdings (acting as guarantor of Aspen European) entered into a letter of credit facility for the purpose of obtaining a letter of credit in favor of Aspen U.K. for a sum not to exceed $100 million to provide approved regulatory capital for Aspen U.K. A letter of credit was issued in favor of Aspen U.K. for a sum of $100 million which expires on February 11, 2023.

(iii) On November 1, 2021, AUL and Aspen Holdings (acting as guarantor of AUL), entered into a letter of credit facility agreement for the account of AUL, pursuant to which a syndicate of lenders issued a several letter of credit in an aggregate amount of $195,000,000, for the benefit of Lloyd’s, to support AUL’s Funds at Lloyd’s requirements in connection with the 2022 year of account at Lloyd’s. This replaced the letter of credit facility agreement, dated November 3, 2020, entered into between AUL, Aspen Holdings (acting as guarantor of AUL) and various lenders, for the account of AUL, pursuant to which a lender provided a maximum aggregate amount of $95,000,000 to support AUL’s Funds at Lloyd’s requirements in connection with the 2021 year of account at Lloyd’s, as amended on May 7, 2021. This letter of credit facility was subsequently increased to $235,000,000 on May 6, 2022 in connection with the 2022 year of account mid-year capital coming-into-line process.

(iv) On November 30, 2021, AUL and Aspen Holdings (acting as guarantor of AUL) amended a Funds at Lloyd’s Facility Agreement dated November 25, 2020, for the account of AUL. This facility provides that a maximum aggregate amount of up to $80 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2022 year of account at Lloyd’s.

(v) On November 30, 2021, AUL and Aspen Bermuda (acting as AUL’s guarantor) amended a Funds at Lloyd’s Facility Agreement dated November 30, 2021, for the account of AUL. This facility terminates on November 30, 2022 and provides that a maximum aggregate amount of up to $150 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2022 year of account at Lloyd’s. As at December 31, 2021, $150 million in securities were pledged on behalf of AUL under this facility.

(vi) On November 5, 2021, Aspen Bermuda entered into an uncommitted Continuing Agreement for Standby Letters of Credit and Demand Guarantees, where Aspen Bermuda has the ability to request letters of credit to be used in support of policyholder obligations with the consent of the lender. The fee associated with this facility is a facility fee based on the aggregate face amount of outstanding letters of credit. As at December 31, 2021 we had $90 million of outstanding collateralized letters of credit under this facility.

(vii) On April 1, 2021, the Company’s subsidiaries, AAIC and Aspen Specialty, each established a secured line of credit at Federal Home Loan Bank of Boston (“FHLBB”). Advances may be used to support general corporate purposes. The maximum amount available under these facilities will vary based on the borrower’s net admitted assets and the lender’s underwriting criteria. Aspen Specialty’s maximum borrowing capacity available from the FHLBB is approximately $182 million. Under Texas state insurance law, without the prior consent of the Texas Department of Insurance, the amount of assets AAIC may pledge to secure debt obligations is limited to 10% of its reserve assets, resulting in a maximum borrowing capacity for AAIC under its FHLBB facility of approximately $123 million. Neither AAIC nor Aspen Specialty expects to draw on these facilities in the near future.

(viii) On November 5, 2021, Aspen Holdings entered into a letter of credit facility agreement. The letter of credit issued under this facility is the for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $100,000,000.

(ix) On December 29, 2021, Aspen Holdings entered into a committed letter of credit facility agreement. The letter of credit issued under this facility is for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $75,000,000.

The above credit facilities include certain restrictive covenants customary for facilities of this type, including restrictions on indebtedness, consolidated tangible net worth, and minimum financial strength ratings, with such financial covenants largely consistent with these set forth in the Credit Agreement. In addition, the agreements include default covenants, which could require the Company to fully secure the outstanding amounts thereunder and/or result in the Company not being allowed to issue any new letters of credit.

Long-term Debt. On December 15, 2010, the Company closed its offering of $250.0 million 6.00% Senior Notes due December 15, 2020. The net proceeds from this offering, before offering expenses, were $247.5 million. On June 18, 2018, we redeemed $125.0 million of our 6.00% Senior Notes due 2020 resulting in a realized loss, or make-whole payment, of $8.6 million. On September 30, 2019, we redeemed the remaining $125.0 million of our 6.00% Senior Notes due 2020 resulting in a realized loss, or make-whole payment of $5.5 million.
On November 13, 2013, the Company closed its offering of $300.0 million 4.65% Senior Notes due November 15, 2023 (the “2023 Senior Notes”). The net proceeds from the 2023 Senior Notes offering, before offering expenses, were $299.7 million and a portion of the proceeds was used to redeem the then outstanding 2014 Senior Notes. Subject to applicable law, the 2023 Senior Notes will be the senior unsecured obligations of Aspen Holdings and will rank equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding.
Subject to certain exceptions, so long as any of the senior notes described above remain outstanding, the Company has agreed that neither the Company nor any of its subsidiaries will (i) create a lien on any shares of capital stock of any designated subsidiary (currently Aspen U.K. and Aspen Bermuda, as defined in the Indenture), or (ii) issue, sell, assign, transfer or otherwise dispose of any shares of capital stock of any designated subsidiary. Certain events will constitute an event of default under the Indenture, including default in payment at maturity of any of our other indebtedness in excess of $50.0 million.
The following table summarizes our contractual obligations under long-term debt as at December 31, 2021.

	Payments Due By Period
Contractual Basis	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
	($ in millions)
Long-term Debt Obligations	$—	$300.0	$—	$—	$300.0
The Senior Notes obligation disclosed above does not include the $14.0 million annual interest payable associated with the Senior Notes.